                                                                    EXHIBIT 99.A
                                   Exhibit A
                                   ---------

                           Agreement of Joint Filing
                           -------------------------

     The undersigned hereby agree that a single Schedule 13G (or any amendment thereto) relating to the Common Stock of Airspan Networks, Inc. shall be filed on behalf of each of the undersigned and that this Agreement shall be filed as an exhibit to such Schedule 13G.

Dated:  February 14, 2001

SEVIN ROSEN FUND V L.P.             /s/ John V. Jaggers
                                    ------------------------------------------
By SRB ASSOCIATES V L.P.,           Signature
Its General Partner
                                    John V. Jaggers
                                    General Partner


SEVIN ROSEN V AFFILIATES FUND L.P.  /s/ John V. Jaggers
                                    -------------------------------------------
By SRB ASSOCIATES V L.P.,           Signature
Its General Partner
                                    John V. Jaggers
                                    General Partner


SRB ASSOCIATES V L.P.               /s/ John V. Jaggers
                                    --------------------------------------------
                                    Signature

                                    John V. Jaggers
                                    General Partner


SEVIN ROSEN FUND VI L.P.            /s/ John V. Jaggers
                                    --------------------------------------------
By SRB ASSOCIATES VI L.P.,          Signature
Its General Partner

                                    John V. Jaggers
                                    General Partner


SEVIN ROSEN VI AFFILIATES FUND L.P. /s/ John V. Jaggers
                                    --------------------------------------------
By SRB ASSOCIATES VI L.P.,          Signature
Its General Partner

                                    John V. Jaggers
                                    General Partner
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                                                                   Page 22 of 24


SRB ASSOCIATES VI L.P.              /s/ John V. Jaggers
                                    --------------------------------------------
                                    Signature

                                    John V. Jaggers
                                    General Partner


JON W. BAYLESS                      /s/ John V. Jaggers
                                    --------------------------------------------
                                    Signature

                                    John V. Jaggers
                                    Attorney-In-Fact


STEPHEN M. DOW                      /s/ John V. Jaggers
                                    --------------------------------------------
                                    Signature

                                    John V. Jaggers
                                    Attorney-In-Fact


STEPHEN L. DOMENIK                  /s/ John V. Jaggers
                                    --------------------------------------------
                                    Signature

                                    John V. Jaggers
                                    Attorney-In-Fact


JOHN V. JAGGERS                     /s/ John V. Jaggers
                                    --------------------------------------------
                                    Signature


CHARLES H. PHIPPS                  /s/ John V. Jaggers
                                   ---------------------------------------------
                                   Signature


                                   John V. Jaggers
                                   Attorney-In-Fact
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                                                                   Page 23 of 24

JENNIFER GILL ROBERTS              /s/ John V. Jaggers
                                   ---------------------------------------------
                                   Signature

                                   John V. Jaggers
                                   Attorney-In-Fact